SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K


                               CURRENT REPORT

                               _____________

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): October 22, 1996



                          RECKSON ASSOCIATES REALTY CORP.
             (Exact name of Registrant as specified in its Charter)



                                   Maryland
                          (State of Incorporation)


               1-13762                       11-3233650
      (Commission File Number)         (IRS Employer Id. Number)

          225 Broadhollow Road                  11747
           Melville, New York                 (Zip Code)
 (Address of principal executive offices)

                               (516) 694-6900
            (Registrant's telephone number, including area code)


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       This form is being filed to include the below-referenced exhibit in connection with the underwritten public offering of 1,725,000 shares of common stock of the Registrant.

(b)  Exhibits

     1.1 Underwriting Agreement between the Underwriter and the Registrant.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              RECKSON ASSOCIATES REALTY CORP.


                              /s/ J. Michael Maturo
                              --------------------------------
                              J. Michael Maturo
                              Executive Vice President
                              and Chief Financial Officer


Date:  November 8, 1996